Exhibit 10.7

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 1, 2013, among LEE ENTERPRISES, INCORPORATED, a Delaware corporation (the “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Second Lien Loan Agreement, dated as of January 30, 2012 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, St. Louis Post-Dispatch LLC and Pulitzer Inc., each an indirect Subsidiary of the Borrower, intend on the date hereof to refinance in full and replace the Pulitzer Debt with the proceeds of Permitted Pulitzer Debt Refinancing Indebtedness pursuant to that certain Note Agreement, dated as of the date hereof, by and among St. Louis Post-Dispatch LLC, Pulitzer Inc. and the purchasers of the notes named therein (as amended, restated, modified and/or supplemented from time to time, the “New Pulitzer Notes”; the Indebtedness issued thereunder, the “New Pulitzer Debt”; and such refinancing and replacement, the “Refinancing”);

WHEREAS, as a condition to the Refinancing, Star Publishing Company, an indirect Subsidiary of the Borrower, is required to grant the holders of the New Pulitzer Notes a first priority Lien on all of Star Publishing Company’s interest in TNI Partners (consisting of 50% of the total partnership interests in TNI Partners (the “TNI Interest”)) and, concurrently therewith, will also grant the Collateral Agent a second priority Lien on the TNI Interest; and

WHEREAS, the Borrower has requested, and the Lenders have agreed, subject to the terms and conditions of this Amendment, and for the good and valuable consideration provided herein, to amend the Credit Agreement to, among other things, permit the incurrence of Liens on the TNI Interest as contemplated by the Refinancing;

NOW, THEREFORE, it is agreed:

SECTION 1. Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the defined terms “Credit Documents”, “Excluded TNI Assets” and “Intercreditor Agreement” in their entirety and adding the following defined terms in their appropriate alphabetical order:

“Credit Documents” shall mean this Agreement, the Subsidiaries Guaranty, the Pledge Agreement, the Security Agreement, the Intercompany Subordination Agreement, the Lee Intercreditor Agreement, the Pulitzer Intercreditor Agreement, the Pulitzer Satisfaction Intercreditor Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note and each other Security Document.

“Deferred Intercompany Notes” shall mean the collective reference to (a) the promissory note, dated October 1, 2002, made by Lee Publications, Inc. payable to Lee Consolidated Holdings Co., as successor by assignment to Lee Enterprises, Incorporated. in the original principal amount of $264,000,000, (b) the revolving line of credit promissory note, dated October 1, 2002, made by Lee Enterprises, Incorporated payable to Lee Consolidated Holdings Co.,(c) the promissory note, dated July 1, 2002, made by Lee Publications, Inc. payable to Lee Consolidated Holdings Co., in the original principal amount of $59,300,000, and (d) the promissory note, dated July 1, 2002, made by Sioux City Newspapers, Inc. payable to Lee Consolidated Holdings Co., in the original principal amount of $59,300,000, as each such note is amended, restated, modified and/or supplemented from time to time, and any replacements or refinancings thereof.

“Excluded TNI Assets” shall mean all real and personal property of Star Publishing which is leased to or used in the operations or business of TNI Partners, and all proceeds of any of the foregoing. For the avoidance of doubt, “Excluded TNI Assets” shall not include any Equity Interests in TNI Partners.

“Intercreditor Agreement” shall mean, as the context requires, (i) the Lee Intercreditor Agreement, (ii) the Pulitzer Intercreditor Agreement and (iii) the Pulitzer Satisfaction Intercreditor Agreement.

“Pulitzer Debt Satisfaction Date” shall mean the date on which the final payment and satisfaction in full of all Indebtedness and other obligations arising under or in respect of the Pulitzer Debt Documents or any Permitted Pulitzer Debt Refinancing Indebtedness (including any guaranty or pledge thereof by Pulitzer and/or one or more of its Subsidiaries, but excluding any contingent indemnification obligations that are stated under the Pulitzer Debt Documents (or, if applicable, the documentation for any Permitted Pulitzer Debt Refinancing Indebtedness) to survive repayment of such Indebtedness) shall have occurred.

“Pulitzer Satisfaction Intercreditor Agreement” shall mean an intercreditor agreement executed and delivered by the Collateral Agent, the collateral agent under the First Lien Credit Documents (or, if applicable, the collateral agent under any Permitted First Lien Refinancing Indebtedness), Pulitzer and PD LLC, which intercreditor agreement shall (x) provide, among other things, that any Lien granted under the First Lien Credit Documents (or, if applicable, the documentation governing any Permitted First Lien Refinancing Indebtedness) on any asset or property of Pulitzer or any of its Subsidiaries shall be junior and subordinated to the Liens granted or otherwise created on such assets or property under the Credit Documents and (y) be consistent in form and substance with the Lee Intercreditor Agreement and in any event reasonably satisfactory to the Required Lenders, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Star Publishing” shall mean Star Publishing Company, an Arizona corporation.

(b) Section 1.01 of the Credit Agreement is hereby further amended by deleting clause (i) of the definition of “Permitted Encumbrance” in its entirety and replacing it with the following new clause (i):

“(i)(x) First Priority Liens (as defined in each of the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement) on Common Collateral (as defined in the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable); provided that such Liens are subject to the terms of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, and (y) after the Pulitzer Debt Satisfaction Date, second priority Liens of the collateral agent under the First Lien Credit Agreement on assets or property of Pulitzer or any of its Subsidiaries constituting Collateral; provided that such Liens are subject to the terms of the Pulitzer Satisfaction Intercreditor Agreement;”

(c) Section 9.09 of the Credit Agreement is hereby amended by adding the following proviso immediately after the phrase “Material Adverse Effect”:

“; provided that, so long as no Default or Event of Default has occurred and is continuing, neither the failure of the Borrower, Lee Publications, Inc. or Sioux City Newspapers, Inc. to pay, prior to the final maturity thereof, the principal amount of the Intercompany Loans under the Deferred Intercompany Notes (notwithstanding that the failure to do so constitutes a default or event of default thereunder), nor the failure of a holder of a Deferred Intercompany Note to take any action to enforce its rights under any Deferred Intercompany Note, shall constitute a Default or Event of Default, and such failure shall not be deemed, in and of itself, to have a Material Adverse Effect”.

(d) Section 9.12 of the Credit Agreement is hereby amended by adding the following sentence to the end of clause (a) thereof:

“On and as of the date that a Lien is granted or otherwise created under any First Lien Credit Documents (or, if applicable, the documentation governing any Permitted First Lien Refinancing Indebtedness) on any asset or property of Pulitzer or any of its Subsidiaries, and as a condition precedent to such Liens being so granted or created (but without limiting any other provisions of this Agreement prohibiting, restricting or otherwise limiting such Liens or the granting thereof), the Collateral Agent, Pulitzer and PD LLC shall, and Pulitzer shall cause the collateral agent under the First Lien Credit Documents (or, if applicable, the collateral agent under any Permitted First Lien Refinancing Indebtedness) to, execute and deliver the Pulitzer Satisfaction Intercreditor Agreement.”

(e) Section 10.01 of the Credit Agreement is hereby amended by deleting clause (xviii) thereof in its entirety and replacing such clause with the:

“Liens solely on the assets of Pulitzer and its Subsidiaries (other than the Excluded TNI Assets) (x) to secure their respective obligations in respect of the Pulitzer Debt Documents or any Permitted Pulitzer Debt Refinancing Indebtedness incurred in accordance with this Agreement (including any guaranty or pledge thereof by Pulitzer and/or one or more of its Subsidiaries), provided that such Liens are at all times subject to the terms of the Pulitzer Intercreditor Agreement, or (y) granted or otherwise created in accordance with Section 9.12(a)(ii) of the First Lien Credit Agreement (or any comparable provision under any Permitted First Lien Refinancing Indebtedness) after the Pulitzer Debt Satisfaction Date to secure their respective obligations in respect of the First Lien Credit Documents or any Permitted First Lien Refinancing Indebtedness incurred in accordance with this Agreement (including any guaranty or pledge thereof by Pulitzer and/or one or more of its Subsidiaries), provided that such Liens are at all times subject to the terms of the Pulitzer Satisfaction Intercreditor Agreement;”.

(f) Section 11.04 of the Credit Agreement is hereby amended by inserting immediately after the last sentence of Section 11.04 but prior to the word “or” the following proviso:

“provided further that, so long as no Default or Event of Default has otherwise occurred and is continuing (or was otherwise occurring or continuing at such time), it shall not be (nor shall it have been) a Default or Event of Default under this Section 11.04 if an event of default or default arises (or arose on or prior to the Amendment Effective Date (as defined in the First Amendment, dated as of May [_], 2013, to this Agreement)) under a Deferred Intercompany Note solely as a result of the Borrower’s, Lee Publications, Inc.’s or Sioux City Newspapers, Inc.’s failure (X) to pay, prior to the final maturity thereof, the principal amount of the Intercompany Loans under the Deferred Intercompany Notes as and when it becomes (or became) due and payable and (Y) to have paid, prior to such Amendment Effective Date, interest on the Intercompany Loans under the Deferred Intercompany Notes as and when it became due and payable (and, for the avoidance of doubt, it shall not be (nor shall it have been) a Default or Event of Default if a holder of a Deferred Intercompany Note shall fail (or shall have failed) to take any action to enforce its rights under any Deferred Intercompany Note in respect of the foregoing);”.

For the purposes of this Amendment, the Defaults and Events of Default existing on the Amendment Effective Date and referred to in the immediately preceding sentence in respect of the Deferred Intercompany Notes shall be referred to as the “Existing Defaults”.

SECTION 2. Amendments to Intercompany Subordination Agreement. Section 7 of the Intercompany Subordination Agreement is hereby amended by adding immediately before the period at the end of the definition of “Enforcement Action” the following proviso: “provided that the accrual of default interest under the Deferred Intercompany Notes shall not constitute an Enforcement Action so long as no Default or Event of Default shall have occurred and be continuing under the Credit Agreement”.

SECTION 3. Miscellaneous Provisions

(a) In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default (other than the Existing Defaults) exists as of the Amendment Effective Date (as defined below), both immediately before and immediately after giving effect to the Refinancing and this Amendment on such date, (ii) all of the representations and warranties (other than any representation or warranty that would not be true and correct solely as a result of the Existing Defaults) contained in the Credit Agreement and in the other Credit Documents are true and correct on the Amendment Effective Date, both immediately before and immediately after giving effect to the Refinancing and this Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct as of such specific date), (iii) the failure to pay principal under the Deferred Intercompany Notes shall not (x) constitute a default or event of default, conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject, or (y) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries, (iv) the New Pulitzer Debt constitutes, and satisfies the definition of, Permitted Pulitzer Debt Refinancing Indebtedness, as such term is defined in the Credit Agreement, and (v) the Borrower has the Company power and authority to execute, deliver and perform the terms and provisions of this Amendment (and the Credit Agreement as amended hereby) and has taken all Company action to authorize the execution, delivery and performance by it of this Amendment (and the performance of the Credit Agreement as amended hereby).

(b) The Credit Parties acknowledge and agree that the Credit Agreement (as modified hereby) and each other Credit Document, and all Obligations and Liens thereunder, are valid and enforceable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind. The Credit Parties and the Lenders acknowledge and reaffirm the priorities set forth in Section 13.17 of the Credit Agreement.

(c) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

(d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by facsimile or other electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK

WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(f) This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions shall have been satisfied:

1.	the Borrower, each other Credit Party (including, without limitation, each party to the Intercompany Subordination Agreement) and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent;

2.	the Borrower shall have paid all fees, costs and expenses (including, without limitation, the fees and expenses of counsel) payable to the Administrative Agent or any Backstop Party to the extent then due, including, without limitation, pursuant to Section 13.01 of the Credit Agreement;

3.	(i) no Default or Event of Default (other than the Existing Defaults) shall have occurred and be continuing and (ii) all of the representations and warranties (other than any representation or warranty that would not be true and correct solely as a result of the Existing Defaults) contained in the Credit Agreement and in the other Credit Documents are true and correct, in each case on the Amendment Effective Date, both immediately before and immediately after giving effect to the Refinancing and this Amendment on such date, with, in the case of such clause (ii), the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct as of such specific date);

4.	the Lenders shall have received execution versions of the New Pulitzer Notes and the related instruments, agreements and documents to be executed in connection therewith (including, without limitation, an amendment to the Pulitzer Intercreditor Agreement (substantially in the form attached hereto as Exhibit A, the “Pulitzer Intercreditor Amendment”), the memorandum of Intercreditor Agreement referenced in the Pulitzer Intercreditor Amendment (substantially in the form attached hereto as Exhibit B, the “Intercreditor Memorandum”) and any guaranties of the New Pulitzer Notes), and the Required Lenders shall be reasonably satisfied with the terms and conditions thereof;

5.	the conditions precedent to the effectiveness of the New Pulitzer Notes shall have been satisfied pursuant to the terms thereof, and the Pulitzer Debt outstanding immediately prior to the Amendment Effective Date shall have been repaid in full with proceeds of the New Pulitzer Notes; and

6.	the Lenders shall have received an amendment to the First Lien Loan Documents, in form and substance reasonably satisfactory to the Required Lenders, and the conditions precedent to the effectiveness thereof shall have been satisfied pursuant to the terms thereof.

(g) The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Assignees).

(h) The Credit Parties and the Lenders hereby acknowledge and agree that the reference in each of the Deferred Intercompany Notes to the “Credit Agreement” shall be deemed for all purposes to be a reference to the Credit Agreement, as amended by this Amendment and as hereafter further amended, restated, replaced, modified and/or supplemented.

(i) Each Lender, the Administrative Agent, and the Collateral Agent acknowledge and agree that the New Pulitzer Debt constitutes Permitted Pulitzer Debt Refinancing Indebtedness, as such term is defined in the Credit Agreement.

(j) By the execution hereof, the Lenders signatory hereto representing the Required Lenders under the Credit Agreement hereby authorize and direct the Administrative Agent and the Collateral Agent to execute and deliver this Amendment and any other agreements or documents required in connection herewith, including without limitation, the Pulitzer Intercreditor Amendment and any agreement or document contemplated therein, including, but not limited to, the Intercreditor Memorandum. The Credit Parties and the Lenders expressly agree and confirm that the Administrative Agent’s right to indemnification, as set forth in the Credit Agreement, shall apply with respect to any and all losses, claims, costs and expenses that the Administrative Agent suffers, incurs or is threatened with relating to actions taken or omitted by the Administrative Agent in connection with this Amendment and the other documents contemplated hereby to the same extent such right applies under the Credit Agreement.

From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement and the other Credit Documents as modified hereby. All references in the Credit Agreement and each other Credit Documents to the Credit Documents shall be deemed to include this Amendment.

*    *    *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

LEE ENTERPRISES, INCORPORATED, as Borrower

By:	/s/ Carl G. Schmidt
Name: Carl G. Schmidt
Title: Vice President, Chief Financial Officer and Treasurer

Signature Page to First Amendment

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment and agrees to all of the provisions thereof, and confirms and agrees that notwithstanding the effectiveness of the Amendment, each Security Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by the Amendment.

THE FOREGOING CONSENT BY EACH SUBSIDIARY GUARANTOR SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

PULITZER INC.

By:	/s/ Carl G. Schmidt
Name:	Carl G. Schmidt
Title:	Treasurer

ACCUDATA, INC.

FLAGSTAFF PUBLISHING CO.

HANFORD SENTINEL INC.

JOURNAL-STAR PRINTING CO.

K. FALLS BASIN PUBLISHING, INC.

LEE CONSOLIDATED HOLDINGS CO.

LEE PUBLICATIONS, INC.

LEE PROCUREMENT SOLUTIONS CO.

NAPA VALLEY PUBLISHING CO. PANTAGRAPH PUBLISHING CO.

PULITZER MISSOURI NEWSPAPERS, INC. PULITZER NEWSPAPERS, INC.

PULITZER TECHNOLOGIES, INC.

SANTA MARIA TIMES, INC.

SIOUX CITY NEWSPAPERS, INC. SOUTHWESTERN OREGON PUBLISHING   CO.

STAR PUBLISHING COMPANY

YNEZ CORPORATION

By:	/s/ C. D. Waterman III
Name:	C. D. Waterman III
Title:	Secretary

Signature Page to First Amendment

INN PARTNERS, L.C.
By: ACCUDATA, INC., Managing Member

By:	/s/ C. D. Waterman III
Name:	C. D. Waterman III
Title:	Secretary

FAIRGROVE LLC
By: ST. LOUIS POST-DISPATCH LLC, sole Member

By: PULITZER INC., Managing Member

By:	/s/ C. D. Waterman III
Name:	C. D. Waterman III
Title:	Secretary

AMPLIFIED DIGITAL, LLC
By: PULITZER INC., Manager

By:	/s/ C. D. Waterman III
Name:	C. D. Waterman III
Title:	Secretary

SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC PULITZER NETWORK SYSTEMS LLC
By: PULITZER INC., sole Member

By:	/s/ C. D. Waterman III
Name:	C. D. Waterman III
Title:	Secretary

STL DISTRIBUTION SERVICES LLC ST. LOUIS POST-DISPATCH LLC
By: PULITZER INC., Managing Member

By:	/s/ C. D. Waterman III
Name:	C. D. Waterman III
Title:	Secretary

Signature Page to First Amendment

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Joshua G. James
Name: Joshua G. James
Title: Assistant Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

[NAME OF LENDER]

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment

Exhibit A

Pulitzer Intercreditor Amendment

Exhibit B

Memorandum of Intercreditor Agreement